EXHIBIT 10.74
Addendum 1
to
LICENSE AND SUPPLY AGREEMENT
The LICENSE AND SUPPLY AGREEMENT on the DTPA products was made between AKORN, INC., a company organized and existing under the laws of Louisiana with its principal office at 2500 Millbrook Drive, Buffalo Grove, Illinois 60089-4694, United States of America (“LICENSEE”) and hameln Pharmaceuticals gmbh, Langes Feld 13, Hameln, Germany with effect of 11th November 2004. On 1st January 2005, along with a company restructure, HAMELN PHARMA PLUS GMBH, a company organized and existing under the laws of Germany with its principal office at Langes Feld 13, D-31789 Hameln, Germany (“HAMELN”) took over the valid LICENSE AND SUPPLY AGREEMENT from hameln Pharmaceuticals gmbh. The contract remains valid and unaffected until today and in the future.
This ADDENDUM 1 to the LICENSE AND SUPPLY AGREEMENT of 11th November 2004 is made and entered into this 1st day of October 2006, by and between HAMELN and LICENSEE.
WHEREAS, HAMELN and LICENSEE have agreed to alter the original paragraph 8.2. Final Product Price and 8.3. Payment of the LICENSE AND SUPPLY AGREEMENT of 11th November 2004 in such a way as to allow in future to carry out all monetary transactions between the parties solely in US Dollars. Therefore the following new wording has been agreed.
8. Prices and Terms
8.2.	Final Product Prices
HAMELN shall supply the Products to LICENSEE in each calendar quarter hereunder at prices which correspond to fifty percent (50%) of the Total Gross Sales Price actually achieved in the market in such calendar quarter (“Final Product Price”), but in no event shall the price of the Product be less than the then applicable Initial Transfer Product Price as specified in Appendix B-2.
LICENSEE shall provide HAMELN with summary documentation of all sales transactions of the Products in the previous calendar quarter no later than the 15th calendar day following the close of each such quarter.
On delivery of each ordered batch, LICENSEE shall be invoiced with the Initial Transfer Price as listed in the then applicable Appendix B-2.
LICENSEE will at any time within 5 days of receiving money from its customers for single sales transactions in excess of US Dollar 250,000.00 (two hundred fifty thousand US Dollars) perform all necessary calculations according to the formula:
Total Gross Sales of the single transaction
divided by two
less the number of Products invoiced from HAMELN to LICENSEE during such transaction times the then applicable Initial Transfer Price.

The sum calculated shall be paid by LICENSEE to HAMELN within the next 5 working days (For reference purposes a sample calculation is attached hereto as Appendix D).
At the end of every calendar quarter LICENSEE shall perform all necessary calculations according to the following formula to determine the total number of Products invoiced in that quarter and to determine the respective total share for HAMELN:
Final Product Price of all transactions in the given quarter divided by two
less the number of Products invoiced from HAMELN to LICENSEE during such quarter
times the then applicable Initial Transfer Price
minus all sums calculated and already transferred for single transactions in excess of
US Dollar 250.000,00.
(For reference purposes sample calculations are attached hereto as Appendix D). The sum calculated shall be paid by LICENSEE to HAMELN no later than thirty (30) calendar days after each calendar quarter (i.e., the end of each January, April, July and October during the term of this Agreement).
8.3.	Payment
All payments to be made pursuant to this Agreement shall be in US Dollars. All invoices will be issued in US Dollars.
The terms of payment for Initial Transfer Price shall be within thirty (30) days after date of invoice; which shall never be earlier than the date of shipment of the corresponding Product.
Payment shall be affected by bank transfer to an account designated in writing by HAMELN to LICENSEE.
IN WITNESS WHEREOF HAMELN and LICENSEE have caused this Addendum 1 to the Agreement of 11th November 2004 to be executed by their duly authorized representatives on the day and year first set forth above.

HAMELN PHARMA PLUS GMBH		AKORN, INC
By:	/s/ Stefan Gliwitzki	By:	/s/ Arthur S. Przybyl

Name:	STEFAN GLIWITZKI	Name:	ARTHUR S. PRZYBYL
Title:	Managing Director	Title:	Pres + CEO

By:	/s/ Jens Borner	By:	/s/ ABU ALAM

Name:	JENS BORNER	Name:	ABU ALAM
Title:	Marketing Manager	Title:	svp business development

ADDENDUM 1 to the LICENSE AND SUPPLY AGREEMENT of 11th November 2004
between HAMELN PHARMACETICALS GMBH and AKORN INC.
Appendix D
Example for calculation of Final Product Price
Valid as of October 1st 2006
A given Quarter
1. Delivery to AKORN in Quarter

Units delivered	5.000
Initial Transfer Price per unit	$50.00
Invoice to AKORN	$250.000,00
2. Single large by AKORN to the market in given Quarter

Number of units invoiced	4.000
Total Gross Sales Price	$2.000.000,00
3. Aggregate sales by AKORN to the market in given Quarter

Number of units invoiced	4.200
Total Gross Sales Price	$2.100.000,00
4. Formula for calculating Final Product Price for single large sales transactions in excess of $250.000,00

Total Gross Sales Price of single transaction divided by two	($2.000.000,00 /2)=	$1.000.000,00
less
the number of Products invoiced from HAMELN to AKORN for this transaction	(4.000 * $50,00 ) =	$200.000,00
times the then applicable Initial Transfer Price
Equals		$800.000,00
$800.000,00 are to be paid by AKORN to HAMELN within 5 days of receiving payments from customers
4. Formula for calculating Final Product Price for aggregate sales in Quarter

Total Gross Sales Price in quarter divided by two	($2.100.000,00 /2)=	$1.050.000,00
less
the number of Products invoiced from HAMELN to AKORN for sales transactions to market in quarter times the then applicable Initial Transfer Price	(4.200 * $50,00)=	$210.000,00
Equals		$840.000,00
minus sum transferred for single transactions in excess of $250,000.00 in this quarter		$800.000,00
Equals Total		$40.000,00
$40.000,00 are to be paid by AKORN to HAMELN within 30 days after close of the quarter

5. Total payments from AKORN to HAMELN in Quarter	$800.000,00	for large single transactions in excess of $250,000.00
	$40.000,00	for remaining sales activities in Quarter

	$840.000,00	Grandtotal

HAMELN PHARMA PLUS GMBH		AKORN, INC
By:	/s/ Stefan Gliwitzki	By:	/s/ Arthur S. Przybyl

Name:	STEFAN GLIWITZKI	Name:	ARTHUR S. PRZYBYL
Title:	Managing Director	Title:	Pres + CEO

By:	/s/ Jens Borner	By:	/s/ ABU ALAM

Name:	JENS BORNER	Name:	ABU ALAM
Title:	Marketing Manager	Title:	svp business development

Appendix B-2
Product List
Valid as of October 1st 2006

		Shelf Life		Initial Transfer Price
Product /Strength	Presentation	(years)	one Unit	(US Dollar) per Unit
Ca-DTPA 200mg/ml 10x5ml	Ampoule	10	10 ampoules per pack	$50 per pack
Zn-DTPA 200mg/ml 10x5ml	Ampoule	10	10 ampoules per pack	$50 perpack
HAMELN PHARMA PLUS GMBH

HAMELN PHARMA PLUS GMBH		AKORN, INC
By:	/s/ Stefan Gliwitzki	By:	/s/ Arthur S. Przybyl

Name:	STEFAN GLIWITZKI	Name:	ARTHUR S. PRZYBYL
Title:	Managing Director	Title:	Pres + CEO

By:	/s/ Jens Borner	By:	/s/ Abu Alam

Name:	JENS BORNER	Name:	ABU ALAM
Title:	Marketing Manager	Title:	svp business development